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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): JANUARY 27, 2000
                                                         ----------------

                                 LEAPNET, INC.

             (Exact name of Registrant as specified in its charter)

    DELAWARE                        000-20835                        36-4079500

(State or other              (Commission File Number)             (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                          Number)

22 WEST HUBBARD STREET, CHICAGO, ILLINOIS                                 60610

(Address of principal executive offices)                             (Zip Code)

                                 (312)494-0300

              (Registrant's telephone number, including area code)

                                      N/A

         (Former name or former address, if changed since last report)
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Item 5.  Other Events

     On January 27, 2000, Leapnet, Inc. (the "Company") entered into an Agreement and Plan of Merger with SPR Inc. and Brassie Corporation, a merger subsidiary of the Company. The transaction will be structured as a "merger of equals" and is intended for tax purposes to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The merger is subject to regulatory and shareholder approval. Each share of SPR Inc.'s common stock, par value $.01, will be exchanged for 1.085 shares of the Company's common stock, par value $.01. A copy of the press release announcing the merger is attached hereto as Exhibit 99.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

               99.1  Press release issued January 28, 2000
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LEAPNET, INC.,
                                    a Delaware corporation

Date: January 28, 2000              By: /s/Fredrick A. Smith
                                        ---------------------------------------
                                    Name:  Fredrick A. Smith
                                    Title: Chairman and Chief Executive Officer



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